EXHIBIT 10.2
                           EMPLOYMENT AGREEMENT

        Employment Agreement dated as of December 11, 1997 between Donald W. Hanigan (the "Executive") and Multigraphics, Inc., A
   Delaware corporation (the "Company") with its principal office at 431 Lakeview Court, Mount Prospect, Illinois 60056.

        WHEREAS, the Company desires to employ the Executive as its Vice President in charge of the former Hanley Graphics business, and the Executive desires to accept such employment, upon the terms and conditions hereinafter set forth;

        WHEREAS, Executive's employment and the agreements hereunder are expressly ancillary to the sale by Executive to the Company of the Hanley Graphics business;

        NOW, THEREFORE, in consideration of the agreements and covenants contained herein, the Executive and the Company hereby agree as follows:

                            ARTICLE I
                            Employment

        Section 1.01. Position; Term; Responsibilities. The Company shall employ the Executive as its Vice President effective December 11, 1997 (the "Commencement Date"), and shall perform such executive and administrative duties for the Company and its subsidiaries and affiliates as may from time to time be authorized or directed by the President and CEO of the Company or the Board of Directors of the Company (including any committees thereof, "the Board"). The Executive agrees to be employed by the Company in such capacity subject to all the covenants and conditions hereinafter set forth.

        Section 1.02. Duties. During Executive's Employment hereunder, the Executive shall perform faithfully the duties assigned to him hereunder to the best of his abilities and devote his full and undivided business time and attention to the transaction of the Company's business and not engage in any other business activities except with the approval of the Board. The previous sentence shall not preclude the Executive from listing for sale and selling his office and warehouse facility in Itasca, IL, winding up the affairs of the former Hanley Graphic Products Company (and the Company agrees to make Jim Tucker reasonably available to assist in such windup, provided such activities do not materially interfere with Mr. Tucker's responsibilities), or participating in the affairs of any governmental, educational or other charitable institution so long as the Board does not determine in good faith that such activities unreasonably interfere with the business of the Company or the performance by Executive of his duties hereunder.

                            ARTICLE II
                            Compensation

        Section 2.01. Basic Compensation. As compensation for his services hereunder, the Company shall pay to the Executive an annual salary of $175,000, payable in installments in accordance with the Company's normal payment schedule for senior management of the Company. The Executive's salary may be increased from time to time above the Base Salary at the discretion of the Board. The Executive's annual salary in effect from time to time under this
   Section 2.01 is hereinafter called his "Base Compensation".

   Section 2.02.  Incentive Compensation. Determination of Amount.
   In addition to his Base Compensation, the Executive shall be entitled to earn as incentive compensation (Incentive
   Compensation), in respect of each fiscal year of the Company, an amount determined and payable in accordance with the Company's Executive Incentive Compensation Plan or a replacement plan established by the Board (collectively, an Incentive Plan); with a target bonus of 40% of his Base Compensation and a Maximum of 80% of his Base Compensation, provided, however, that the Executive shall not be entitled to receive Incentive Compensation in respect of any portion of a fiscal year during which the Executive's employment is terminated as a result of a Voluntary Termination or a termination by the Company for "Cause". A "Voluntary Termination" shall mean the voluntary termination by Executive of his employment with the Company (other than by expiration of the term of this Agreement, as provided below). "Cause" is defined in Section 3.04 below. Notwithstanding any language in such bonus plan to the contrary, Executive shall be entitled to receive a partial (pro-rata) bonus for those portions of fiscal year 1998 and 2001 which fall within the term of this Agreement, provided Executive has not terminated his employment during such periods as a result of a Voluntary Termination or a termination by the Company for Cause. A copy of Executive's fiscal year 1998 Executive Incentive Compensation Plan, which has been approved by the Company's Board, is attached hereto.

        Section 2.03. Stock Option Stock Award. (A) The Company shall grant to the Executive, effective on the date of execution of this Agreement, a nonqualified stock option under the Internal Revenue
   Code of 1986, as amended (the "Code"), pursuant to the Company's
   1994 Long-Term Incentive Plan (the "LTIP") to purchase 2000 shares of Common Stock at an exercise price equal to the closing price of the Common Stock on the American Stock Exchange on such date. Such stock option shall expire ten years after its grant date, and shall become exercisable as to 33-1/3% of the shares subject to such options on each of the first, second and third anniversaries of its date, subject to earlier vesting as provided in the LTIP. By its execution of this Agreement, the Company hereby represents and warrants that such stock option award has been duly approved by the Management and Compensation Committee of the Board. A copy of the form of Stock Option Agreement, which has been approved by the Company's Board, is attached hereto

   Section 2.04. Term. Employment hereunder shall commence on the Commencement Date and shall continue through December 31, 2000 (the "Employment Period")

   Section 2.05. Other Employee Benefits. The Executive shall be entitled to participate in all employee benefit plans and to receive all other fringe benefits as are from time to time made generally available to Vice Presidents of the Company; (except for any severance plans or policies which may be in effect at any time, which are expressly waived by Executive in favor of the benefits set forth herein). As of the date hereof, such plans include a 401(k) plan, an automobile allowance program, an executive universal life insurance program, an executive long-term disability plan and a supplemental executive health plan. In addition, the Executive shall be entitled to take time off for vacation or illness in accordance with the Company's policies with respect thereto established from time to time with respect to its senior management. Executive shall have 5 weeks of vacation each year.


   Section 2.06. Expense Reimbursements. The Company shall reimburse the Executive for all proper expenses incurred by him in the performance of his duties hereunder in accordance with the policies and procedures established by the Board.

   Section 2.07. Health Insurance. Following the termination of Executive's employment for any reason, the Executive and his spouse may, at Executive's own expense, continue in any of the Company's health insurance plans (or such successor plans as may be effect from time to time) until their respective 65th birthdays. The Company will use its reasonable best efforts to keep the Executive and his spouse eligible for coverage under the Company's plans. If Executive or his spouse cannot be covered under any of the Company's plans, as in effect from time-to-time, the Company will arrange alternative coverage comparable to the health plans in effect for the Company at such time, and the Company will pay to Executive any amounts in excess of the amounts Executive would be required to pay under the comparable plan of the Company.

                                ARTICLE III
                         Termination of Employment

        Section 3.01. Termination. The Company may terminate Executive's employment at any time for "Cause". Executive may terminate Executive's employment hereunder at any time for any reason (i.e. a Voluntary Termination). In either such event, Executive shall be entitled to receive any accrued but unpaid compensation under Sections 2.01 and 2.02 hereof, and any unreimbursed expenses under Section 2.06. In the event of Executive's Voluntary Termination on or prior to December 31, 1998, Executive will not receive any of the Earnout for the period ended June 30, 1999 under
   Section 4.2(d) of the Asset Purchase Agreement.

        Section 3.02. Death or Incapacity. In the event of the death of the Executive during the Employment Period, his Designated
   Successors (as hereinafter defined) shall be entitled to receive any accrued and unpaid compensation under Sections 2.01 and 2.02 and any unreimbursed expenses under Section 2.06.

        Section 3.04.  Definitions of Terms.   Cause ``shall mean ''
   embezzlement or misappropriation of corporate funds, other significant act of dishonesty or illegality, willful refusal to perform or substantial disregard of the duties properly assigned pursuant to Article I or significant violation of any statutory or
   common law duty of loyalty to the Company.   Notwithstanding the
   foregoing, the Executive shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire Board of Directors of the Company called and held for the purpose (after reasonable notice to the Executive and an opportunity for the Executive, together with his counsel, to be heard before the Board), finding that in the good faith opinion of the Board, the Executive engaged in the conduct set forth above in this section 3.03 and specifying the particulars
   thereof in reasonable detail.   Designated Successors of Executive
   shall mean the executors, administrators or other legal representatives of Executive (in such order of priority) as the Executive may have designated in a written instrument filed with the Secretary of the Company. "Incapacity" shall mean such physical or mental condition of the Executive as is expected to continue indefinitely and which renders the Executive incapable or performing any substantial portion of the duties contemplated hereby.

                                ARTICLE IV
                 Noncompetition; Confidential Information

        Section 4.01. Noncompetition. Executive expressly agrees that, in view of the fact that this Agreement is ancillary to the sale of a business, that during the Employment Period and for a period of three additional years thereafter, except with the prior written consent of the Board, the Executive:

        (A) shall not engage in any activities whether as employer, proprietor, partner, equity holder (other than the holder of less than 5% of the stock of a corporation the securities which are traded on a national securities exchange or quoted on NASDAQ), director, officer, employee, consultant, agent or otherwise, in competition with (1) the businesses conducted at the date hereof by the Company or any of its subsidiaries or any of its affiliates controlled directly or indirectly by the Company (the Company, its subsidiaries and such controlled affiliates being collectively referred to as the "Managed Companies"), or (2) any business in which the Executive is substantially engaged at any time during the Employment Period;

        (B) shall not solicit, in competition with the Managed Companies, any person who is a customer of the businesses conducted by the Managed Companies at the date hereof or of any business in which the Managed Companies are substantially engaged at any time within the last eighteen months of the Employment Period; and

        (C) shall not induce or attempt to persuade any management or sales employee of the Managed Companies to terminate his or her employment relationship.

        Section 4.02. Trade Secrets. The Executive shall not, at any time during the Employment Period or thereafter, make use of any trade secrets, confidential or proprietary information of any of the Managed Companies (collectively, "Confidential Information"), except in the course of performing his duties hereunder, nor divulge any Confidential Information, except to the extent that such information becomes a matter of public record, is published in a newspaper, magazine or other periodically available to the general public or as the Board may so authorize in writing. When the Executive shall cease to be employed by the Company, the Executive shall surrender to the Company all records and other documents of the Managed Companies obtained by him or entrusted to him during the course of his employment (together with all copies thereof); provided, however, that the Executive may retain copies of such documents as necessary for the Executive's personal records for federal and state income tax purposes.

        Section 4.03. Scope of Covenants; Remedies. The following provisions shall apply to the covenants of the Executive contained in Sections 4.01 and 4.02:

        (a)  the covenants contained in paragraphs (A) and (B) of
   Section 4.01 shall apply within all territories in which any of the Managed Companies are actively engaged in the conduct of business during the Employment Period, including, without limitation, the territories in which customers are then being solicited;

        (B) without limiting the right of the Company to pursue all other legal and equitable remedies available for violation by the Executive of the covenants contained in Sections 4.01 and 4.02, it is expressly agreed by the Executive and the Company that such other remedies cannot fully compensate the Company for any such violation and that the Company shall be entitled to injunctive relief to prevent any such violation or any continuing violation thereof;

        (C) each party intends and agrees that if any action before any court or agency legally empowered to enforce the covenants contained in Sections 4.01 and 4.02 any term, restriction, covenant or promise contained therein is found to be unreasonable and accordingly unenforceable, then such term, restriction, covenant or promise shall be deemed modified to the maximum extent necessary to make it enforceable by such court or agency; and

        (D) the covenants contained in Sections 4.01 and 4.02 shall survive the conclusion of the Executive's Employment by the Company.

        (E) the parties hereto consent to the jurisdiction of the state of Illinois in the event of any dispute under Section 4.01 and 4.02 including, without limitation, any proceeding seeking equitable relief enforcing the covenants contained herein.


                                 ARTICLE V
                               Miscellaneous

        Section 5.01. Notices. Any notice or request required or permitted to be given hereunder shall be sufficient if in writing and delivered personally or sent by registered mail, postage prepaid and return receipt requested, as follows: if to the Executive, to his address as set forth in the records of the Company, and if to the Company, to its address hereinabove set forth, or to any other address designated by either party by notice similarly given. Such notice shall be deemed to have been given upon the receipt thereof.

        Section 5.02.  Arbitration; Enforcement Expenses.

             (A) Any controversy or claim arising out of this Agreement, or breach thereof, except any claim or breach under Sections 4.01 and 4.02 hereof shall be settled by arbitration in the Chicago metropolitan area in accordance with the laws of the State of Illinois by three disinterested arbitrators, one of whom shall be appointed by the Company, one by the Executive, and the third of whom shall be appointed by the first two arbitrators. If the third arbitrator cannot be agreed upon, the third arbitrator shall be appointed by the sitting motions judge of the Federal District Court for the Northern District of Illinois. The arbitration shall be conducted in accordance with the rules of the American Arbitration Association, except with respect to the selection of arbitrators. The arbitrators' determination shall be final and binding upon all parties and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

             (B) The Company shall pay to the Executive all reasonable out-of-pocket expenses, including reasonable attorneys' fees, court costs and arbitration costs, incurred by the Executive in connection with any arbitration proceeding referred to in subsection (A) above brought by Executive to enforce his rights under this Agreement if Executive is the prevailing party in such proceeding.

        Section 5.03. Assignment and Succession. The rights and obligations of the Company under this Agreement shall inure to the benefit of and be binding upon its successors and assigns, and the Executive's rights and obligations hereunder shall inure to the benefit of and be binding upon his Designated Successors.

        Section 5.04. Headings. The Article, Section paragraph and subparagraph headings are for convenience of reference only and shall not define or limit the provisions hereof.

        Section 5.05. Applicable Law. this Agreement shall at all times be governed by and construed, interpreted and enforced in accordance with the laws of the State of Illinois.

        Section 5.06. Entire Agreement. This Agreement represents the entire agreement among the parties hereto with respect to the employment of the Executive, except as specifically provided herein, and supersedes all previous agreements, policies and understandings between the Executive and the Company with respect to Executive's employment.

        IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by its duly authorized officer and the Executive has signed this Agreement as of the day and year first above written.
                            MULTIGRAPHICS, INC.

                            By:  /s/ Thomas D. Rooney,
                            President and CEO


                            EXECUTIVE

                            By:  /s/ Donald W. Hanigan

                                                            EXHIBIT 10.2

                           EMPLOYMENT AGREEMENT

        Employment Agreement dated as of December 18, 1997 between Keith
   E. Stewart (the "Executive") and Multigraphics, Inc., A Delaware corporation (the "Company") with its principal office at 431
   Lakeview Court, Mount Prospect, Illinois  60056.

        WHEREAS, the Company desires to employ the Executive as its corporate Vice President and Chief Executive Officer of Publishing Solutions, Inc. ("PS"), and the Executive desires to accept such employment, upon the terms and conditions hereinafter set forth;

        WHEREAS, Executive's employment and the agreements hereunder are expressly ancillary to the sale by Executive of 50% of the issued and outstanding shares of capital stock of PS pursuant to the terms of that certain Stock Purchase Agreement of even date herewith among the Company, Executive and Mr. Ray T. Leach (the "Stock Purchase Agreement"); and

        WHEREAS, the Executive's employment hereunder is expressly a condition to the aforementioned sale of capital stock of PS and the parties agree that Executive's services hereunder are essential to the performance of the PS business from and after the sale of stock;

        NOW, THEREFORE, in consideration of the agreements and covenants contained herein, the Executive and the Company hereby agree as follows:

                            ARTICLE I
                            Employment

        Section 1.01. Position; Term; Responsibilities. The Company shall employ the Executive as its Corporate Vice President and Chief Executive Officer of PS, effective December 18, 1997 (the "Commencement Date"), and the Executive shall perform such executive and administrative duties for the Company, PS and their affiliates as may from time to time be authorized or directed by the President and CEO of the Company or the Board of Directors of the Company (including any committees thereof, "the Board"). The Executive agrees to be employed by the Company in such capacity subject to all the covenants and conditions hereinafter set forth.

        Section 1.02. Duties. During Executive's Employment hereunder, the Executive shall perform faithfully the duties assigned to him hereunder to the best of his abilities and devote his full and undivided business time and attention to the transaction of the Company's business and not engage in any other business activities except with the approval of the Board. The previous sentence shall not preclude the Executive from participating in the affairs of any governmental, educational or other charitable institution so long as the Board does not determine in good faith that such activities unreasonably interfere with the business of the Company or the performance by Executive of his duties hereunder.

                            ARTICLE II
                            Compensation

        Section 2.01. Basic Compensation. As compensation for his services hereunder, the Company shall pay to the Executive an annual salary of $150,000, payable in installments in accordance with the Company's normal payment schedule for senior management of the Company. The Executive's salary may be increased from time to time above the Base Salary at the discretion of the Board. The Executive's annual salary in effect from time to time under this Section 2.01 is hereinafter called his "Base Compensation".

        Section 2.02.  Incentive Compensation.   Commencing January 1,
   2000, in addition to his Base Compensation, the Executive shall be entitled to earn as incentive compensation (Incentive "Compensation"),
   in   respect  of  each  fiscal  year  of  the  Company, an
   amount determined and payable in accordance with the Company's Executive Incentive Compensation Plan or a replacement plan established by the Board (collectively, an Incentive Plan ); with a target bonus of 30% of his Base Compensation and a Maximum of 60% of his Base Compensation, provided, however, that the Executive shall not be entitled to receive Incentive Compensation in respect of any portion of a fiscal year during which the Executive's employment is terminated as a result of a Voluntary Termination or a termination by the Company for "Cause", and Incentive Compensation shall be payable in accordance with the terms of the applicable plan approved by the Board from time to time; provided, however, that Executive shall be entitled to earn Incentive Compensation for the partial fiscal year commencing January 1, 2000 and ending on July 31, 2000 notwithstanding any provision in the applicable plan to the contrary. A " Voluntary Termination" shall mean the voluntary termination by Executive of his employment with the Company. Cause is defined in
   Section 3.03 below.

        Section 2.03. Stock Option Award. The Company shall grant to the Executive, effective on the date of execution of this Agreement, a nonqualified stock option under the Internal Revenue Code of 1986, as amended (the "Code"), pursuant to the Company's 1994 Long-Ter Code Incentive Plan (the "LTIP") to purchase 20,000 shares of Common Stock at an exercise price equal to the closing price of the Common Stock on the American Stock Exchange on such date. Such stock option shall expire ten years after its grant date, and shall become exercisable as to 33-1/3% of the shares subject to such options on each of the first, second and third anniversaries of its date, subject to earlier vesting as provided in the LTIP.

        Section 2.04. Term. Employment hereunder shall commence on the Commencement Date and shall continue through December 31, 2002. Notwithstanding the term of this Agreement, the actual period of Executive's employment hereunder shall be referred to as the Employment Period."

        Section 2.05. Other Employee Benefits. The Executive shall be entitled to participate in all employee benefit plans and to receive other fringe benefits as are from time to time made generally available to Vice Presidents of the Company; (including, commencing January 1, 2000, any severance plans or policies which may be in effect from time to time). As of the date hereof, such plans include a 401(k) plan, an automobile allowance program, an executive universal life insurance program, an executive long-term disability plan and a supplemental executive health plan. In addition, the Executive shall be entitled to take time off for vacation or illness in accordance with the Company's policies with respect thereto established from time to time with respect to its senior management. Executive shall have 3 weeks of vacation each year.

        Section 2.06. Expense Reimbursements. The Company shall reimburse the Executive for all proper expenses incurred by him in the performance of his duties hereunder in accordance with the policies and procedures established by the Board.

                                ARTICLE III
                          Termination of Employment

        Section 3.01. Termination. This Agreement, and Executive's employment hereunder, may be terminated under the following circumstances:

        (A)  By the Company at any time for Cause.

        (B) By the Executive at any time on or prior to December 31, 1999 for any reason.

        (C) By the Executive at any time on or after January 1, 2000 for any reason.

        (D) By the Company at any time for any reason on or after January 1, 2000.

        (E)  Upon the death or Incapacity of Executive.

   In the event of a termination under Subsection (A) or (B) of this
   Section 3.01, Executive shall be entitled to receive any earned but unpaid compensation under Sections 2.01 and 2.02 hereof, and any unreimbursed expenses under Section 2.06. In either such event, Executive shall forfeit any right to his portion of the "Earn-Out" payable under Sections 2.1(b) or 2.1(c) of the Stock Purchase Agreement. In the event of a termination under Subsection (C), (D) or (E) of this Section 3.01, Executive shall be entitled to receive any earned but unpaid compensation under Sections 2.01 and 2.02 hereof, and any unreimbursed expenses under Section 2.06, and shall thereafter be paid any portions of any "Earn-Out" payable to Executive under Sections 2.1(b) and 2.1(c) of the Stock Purchase Agreement which are earned under such Sections..

        Section 3.02. Death or Incapacity. In the event of the death of the Executive during the Employment Period, his Designated
   Successors (as hereinafter defined) shall be entitled to receive any amounts payable under Section 3.01 hereof.

        Section 3.03. Definitions of Terms. "Cause" shall mean embezzlement or misappropriation of corporate funds, other significant act of dishonesty or illegality, misconduct resulting in harm to the Company, material breach of the covenants contained in Articles IV and V of this Agreement, or willful refusal to perform or disregard of the duties properly assigned pursuant to Article I. Notwithstanding the foregoing, through December 31, 1999 (the final measurement date for the Earn-Out provisions contained in Sections 2.1(b) and (c) of the Stock Purchase Agreement), the Executive shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire Board of Directors of the Company called and held for the purpose (after reasonable notice to the Executive and an opportunity for the Executive, together with his counsel, to be heard before the Board), finding that in the good faith opinion of the Board, the Executive engaged in the conduct set forth above in this section 3.03 and specifying the particulars thereof in reasonable detail. "Designated Successors" of Executive shall mean the executors, administrators or other legal representatives of Executive (in such order of priority) as the Executive may have designated in a written instrument filed with the Secretary of the Company. "Incapacity" shall mean such physical or mental condition of the Executive as is expected to continue indefinitely and which renders the Executive incapable or performing any substantial portion of the duties contemplated hereby.

                                ARTICLE IV

      Trade Secrets, Proprietary Information and Return of Materials

        Section 4.01. Trade Secrets. Executive acknowledges that, by reason of Executive's duties, Executive will have access to and become informed of proprietary, non-public information relating to the Company as well as other confidential business and technical information and trade secrets ( Proprietary Informatio), including, without limitation, the following:

        (a) With respect to the Company and its affiliates, (i) service specifications, schematics, designs, procedures, practices, testing methods, concepts for new or improved services and other service data; (ii) sources of supply and potential sources of supply, for equipment, components, products and services; (iii) all technical information relating to equipment, components, products and services; (iv) customer information, such as customer lists, purchasing and servicing habits and credit information; (v) cost and pricing information; (vi) selling and marketing information, such as selling methods, strategies and plans; (vii) corporate planning data; (viii) training and recruiting methods and materials; (ix) financial results and business conditions; and (x) any information that otherwise may be defined as "trade secret" under the Uniform Trade Secrets Act; and

        (b) With respect to any other person or entity, any of the foregoing types of information which belong to such person or entity but to which Executive has had access by reason of his employment with the Company (including, without limitation, information delivered to the Company or to any of its affiliates in confidence by persons or entities for whom the Company is performing services).

        Section 4.02. Ownership of Company Proprietary Information. Executive specifically acknowledges (a) that all of the Proprietary Information set forth in Section 4.01(a) of this Agreement, whether reduced to writing, maintained on any form of electronic media, or maintained in the mind or memory of Executive, and whether compiled by the Company or Executive, derives independent economic value from not being readily known to or ascertainable by proper means by others who can obtain economic value from the disclosure or use of such Proprietary Information, or any part of it; (b) that reasonable efforts have been and will be taken by the Company and Executive to maintain the secrecy of such Proprietary Information; (c) that such Proprietary Information is the sole property of the Company, (d) that any retention in violation of Section 4.04 of this Agreement or use of such Proprietary Information during or after the Employment Period (except in the course of the performance of Executive's duties under the terms of this Agreement) shall constitute a misappropriation of the trade secrets of the Company.

        Section 4.03. Non-disclosure of Trade Secrets. Executive will keep in strict confidence and will not, directly or indirectly, at any time during or after Executive's employment by the Company, disclose, furnish, disseminate, make available or use (except in the course of the performance of Executive's duties under the terms of this Agreement) any of the Proprietary Information.

        Section 4.04 Return of Documents and Records. Executive agrees that upon termination of Executive's employment with the Company, for any reason, or expiration of the Employment Period (unless Executive remains employed4by the Company), Executive shall return to the Company, in good condition, all property of the Company, including, without limitation, any document or record (including, without limitation, computerized records) containing any Proprietary Information, and Executive shall promptly deliver to the Company all documents and records (including, without limitation, computerized records) of the Company in Executive's possession, custody or control. If such items are not so returned, the Company will have the right to charge Executive for all reasonable damages, costs, attorneys' fees and other expenses incurred in searching for, taking and/or recovering such property.

                                 ARTICLE V

                           Restrictive Covenants

        Section 5.01. During Employment Period. Executive expressly agrees that, in view of the fact that this Agreement is ancillary to the sale of a business, that during the Employment Period , except with the prior written consent of the Board, the Executive will not

        (a) enter into or engage in any business which competes with the business of the Company; or

        (b) solicit customers, business, patronage or orders for, or sell, any products or services in competition with, or for any business that competes with, the business of the Company; or

        (c) divert, entice, or take away any customers, business, patronage or orders of the Company; or

        (d) promote or assist, financially or otherwise, any person, firm, association, partnership, corporation or other entity engaged in any business which competes with the business of the Company.

        Section 5.02. After Employment Period. For a period of two years after the Employment Period, Executive will not:

        (a) enter into or engage in any business which competes with the Company's business within the Restricted Territory (as defined in Section 5.04(c); or

        (b) solicit customers, business, patronage or orders for, or sell, any products or services in competition with, or for any business, wherever located, that competes with, the Company's business within the Restricted Territory; or

        (c) divert, entice or otherwise take away any customers, business, patronage or orders of the Company within the Restricted Territory; or

        (d) promote or assist, financially or otherwise, any person, firm, association, partnership, corporation or other entity engaged in any business which competes with the Company's business within the Restricted Territory.

        Section 5.03.  Related Parties.  For the purposes of Sections
   5.01 and 5.02, inclusive, but without limitation thereof, Executive will be in violation thereof if he engages in any or all of the activities set forth therein directly as an individual on his own account, or indirectly as a partner, joint venturer, employee, agent, salesperson, consultant, officer and/or director of any firm, association, partnership, corporation or other entity, or as a stockholder of any corporation in which Executive or Executive's spouse, child or parent owns, directly or indirectly, individually or in the aggregate, more than one percent of the outstanding stock (except for the ownership of less than 5% of the outstanding capital stock of any publicly traded company).

        Section 5.04. Certain Definitions. (a) For the purposes of this Agreement, the term "Company" shall include any and all direct and indirect subsidiaries, divisions or business units of the Company for which Executive worked or had responsibility at the time of termination of his employment and at any time during the two-year period prior to such termination, including, without limitation, PS.

        (b) For purposes of Sections 5.01 and 5.02, inclusive, the Company's business is defined to be the sale of equipment and consumable products used in the creation, preparation and production of printed materials by advertising agencies, service bureaus, public relations firms and commercial and in-plant printers, including, without limitation, films, inks, plates, rubber rollers, cleaning solutions and cotton pads, as well as equipment and software products such as digital platesetters, imagesetters, prepress equipment, presses, folders and cutters, and the provision of related services described in any and all marketing materials as the same may be altered, amended, supplemented or otherwise changed from time to time or the sale of other products or the provision of other services by the Company substantially similar to any such described products and services.

        (c) For the purposes of Section 5.02, the Restricted Territory shall be defined as and limited to:

        (i) the geographic area(s) within a one-hundred mile radius of any and all Company location(s) in, to or for which Executive worked, was assigned or had any responsibility (either direct or supervisory) at the time of termination of his employment and at any time during the Employment Period; and

        (ii) all of the specific customer accounts, whether within or outside of the geographic area described in (i) above, with which Executive had any contact or for which Executive had any responsibility (either direct or supervisory) at the time of termination of his employment and at any time during the Employment Period.

        Section 5.05. Extension of Period. If it shall be judicially determined that Executive has violated any of his obligations under
   Section 5.02, then the period applicable to each obligation that Executive shall have been determined to have violated shall automatically be extended by a period of time equal in length to the period during which such violation(s) occurred.

        Section 5.06 Adequate Consideration. Executive acknowledges that his obligations under this Agreement are reasonable in the context of the nature of the Company's business and the competitive injuries likely to be sustained by the company if Executive were to violate such obligations. Executive further acknowledges that this Agreement is made in consideration of, and is adequately supported by, the sale of the PS business and the agreement of the Company to employ or to grant compensation or benefits to the Executive pursuant to the terms of this Agreement, which Executive acknowledges constitutes new and/or good, valuable and sufficient consideration.

        Section 5.07. Covenant Not 6to Solicit. Executive will not directly or indirectly at any time solicit or induce or attempt to solicit or induce any employee(s) or any sales representative(s), agent(s) or consultant(s) of the Company to terminate their employment, representation or other association with the Company.

        Section 5.08 Communication of Contents of Agreement. During the Employment Period and during any additional period in which the covenants contained in Sections 5.01 and 5.02 of this Agreement remain in effect, Executive will communicate the contents of this Agreement to any person, firm, association, partnership, corporation or other eneity which he intends to represent, be employed by, be associated with, and which is engaged in a business that competes with the business of the Company.

                                ARTICLE VI

                                 Remedies

   In the event of any breach by Executive of the provisions of Article IV or V of this Agreement, the parties hereby recognize and acknowledge that a remedy at law may be inadequate, and the Company may suffer irreparable injury. Accordingly, Executive consents to injunctive and other appropriate equitable relief upon the institution of appropriate proceedings by the Company in order to protect the rights of the Company under Articles IV and V of this Agreement. Such relief will be in addition to any other relief to which the Company may be entitled at law or in equity. Resort to any remedy provided for under this Article VI or provided for by law will not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies, or preclude the recovery by the Company of monetary damages.



                                ARTICLE VII
                               Miscellaneous

        Section 7.01. Notices. Any notice or request required or permitted to be given hereunder shall be sufficient if in writing and delivered personally or sent by registered mail, postage prepaid and return receipt requested, as follows: if to the Executive, to his address as set forth in the records of the Company, and if to the Company, to its address hereinabove set forth, or to any other address designated by either party by notice similarly given. Such notice shall be deemed to have been given upon the receipt thereof.

        Section 7.02.  Arbitration; Enforcement Expenses.

             (A) Any controversy or claim arising out of this Agreement, or breach thereof, except any claim or breach under Articles IV or V hereof shall be settled by arbitration in the Chicago metropolitan area in accordance with the laws of the State of Illinois by three disinterested arbitrators, one of whom shall be appointed by the Company, one by the Executive, and the third of whom shall be appointed by the first two arbitrators. If the third arbitrator cannot be agreed upon, the third arbitrator shall be appointed by the Chief Administrator of the Chicago office of the American Arbitration Association. The arbitration shall be conducted in accordance with the rules of the American Arbitration Association, except with respect to the selection of arbitrators. The arbitrators' determination shall be final and binding upon all parties and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

             (B) The Company shall pay to the Executive all reasonable out-of-pocket expenses, including reasonable attorneys' fees, court costs and arbitration costs, incurred by the Executive in connection with any arbitration proceeding referred to in subsection (A) above brought by Executive to enforce his rights under this Agreement if Executive is the prevailing party in such proceeding.

        Section 7.03. Assignment and Succession. The rights and obligations of the Company under this Agreement shall inure to the benefit of and be binding upon its successors and assigns, and the Executive's rights and obligations hereunder shall inure to the benefit of and be binding upon his Designated Successors.

        Section 7.04. Headings. The Article, Section paragraph and subparagraph headings are for convenience of reference only and shall not define or limit the provisions hereof.

        Section 7.05. Applicable Law. this Agreement shall at all times be governed by and construed, interpreted and enforced in accordance with the laws of the State of Illinois.

        Section 7.06. Entire Agreement. This Agreement represents the entire agreement among the parties hereto with respect to the employment of the Executive, except as specifically provided herein, and supersedes all previous agreements, policies and understandings between the Executive and the Company with respect to Executive's employment.

        IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by its duly authorized officer and the Executive has signed this Agreement as of the day and year first above written.
                            MULTIGRAPHICS, INC.

                            By:  /s/ Thomas D. Rooney, President and CEO

                            EXECUTIVE


                            By:  /s/ Keith E. Stewart

                                                            EXHIBIT 10.2

                           EMPLOYMENT AGREEMENT

        Employment Agreement dated as of December 18, 1997 between Raymond T. Leach (the "Executive") and Multigraphics, Inc., A
   Delaware corporation (the "Company") with its principal office at 431 Lakeview Court, Mount Prospect, Illinois 60056.

        WHEREAS, the Company desires to employ the Executive as its corporate Vice President and Chief Executive Officer of Publishing Solutions, Inc. ("PS"), and the Executive desires to accept such employment, upon the terms and conditions hereinafter set forth;

        WHEREAS, Executive's employment and the agreements hereunder are expressly ancillary to the sale by Executive of 50% of the issued and outstanding shares of capital stock of PS pursuant to the terms of that certain Stock Purchase Agreement of even date herewith among the Company, Executive and Mr. Keith E. Stewart (the "Stock Purchase Agreement"); and

        WHEREAS, the Executive's employment hereunder is expressly a condition to the aforementioned sale of capital stock of PS and the parties agree that Executive's services hereunder are essential to the performance of the PS business from and after the sale of stock;

        NOW, THEREFORE, in consideration of the agreements and covenants contained herein, the Executive and the Company hereby agree as follows:

                            ARTICLE I
                            Employment

        Section 1.01. Position; Term; Responsibilities. The Company shall employ the Executive as its Corporate Vice President and Chief Executive Officer of PS, effective December 18, 1997 (the "Commencement Date"), and the Executive shall perform such executive and administrative duties for the Company, PS and their affiliates as may from time to time be authorized or directed by the President and CEO of the Company or the Board of Directors of the Company (including any committees thereof, the "Board"). The Executive agrees to be employed by the Company in such capacity subject to all the covenants and conditions hereinafter set forth.

        Section 1.02. Duties. During Executive's Employment hereunder, the Executive shall perform faithfully the duties assigned to him hereunder to the best of his abilities and devote his full and undivided business time and attention to the transaction of the Company's business and not engage in any other business activities except with the approval of the Board. The previous sentence shall not preclude the Executive from participating in the affairs of any governmental, educational or other charitable institution so long as the Board does not determine in good faith that such activities unreasonably interfere with the business of the Company or the performance by Executive of his duties hereunder.

                            ARTICLE II
                            Compensation

        Section 2.01. Basic Compensation. As compensation for his services hereunder, the Company shall pay to the Executive an annual salary of $150,000, payable in installments in accordance with the Company's normal payment schedule for senior management of the Company. The Executive's salary may be increased from time to time above the Base Salary at the discretion of the Board. The Executive's annual salary in effect from time to time under this Section 2.01 is hereinafter called his "Base Compensation".

        Section 2.02.  Incentive Compensation.   Commencing January 1,
   2000, in addition to his Base Compensation, the Executive shall be entitled to earn as incentive compensation ("Incentive Compensation"), in respect of each fiscal year of the Company, an amount determined and payable in accordance with the Company's Executive Incentive Compensation Plan or a replacement plan established by the Board (collectively, an "Incentive Plan"); with a target bonus of 30% of his Base Compensation and a Maximum of 60% of his Base Compensation, provided, however, that the Executive shall not be entitled to receive Incentive Compensation in respect of any portion of a fiscal year during which the Executive's employment is terminated as a result of a Voluntary Termination or a termination by the Company for "Cause", and Incentive Compensation shall be payable in accordance with the terms of the applicable plan approved by the Board from time to time; provided, however, that Executive shall be entitled to earn Incentive Compensation for the partial fiscal year commencing January 1, 2000 and ending on July 31, 2000 notwithstanding any provision in the applicable plan to the contrary. A "Voluntary Termination" shall mean the voluntary termination by Executive of his employment with the Company. Cause is defined in Section 3.03 below.

        Section 2.03.  Stock Option Award.   The Company shall grant to
   the Executive, effective on the date of execution of this Agreement, a nonqualified stock option under the Internal Revenue Code of 1986, as amended (the "Code"), pursuant to the Company's 1994 Long-Term Code Incentive Plan (the "LTIP") to purchase 20,000 shares of Common Stock at an exercise price equal to the closing price of the Common Stock on the American Stock Exchange on such date. Such stock option shall expire ten years after its grant date, and shall become exercisable as to 33-1/3% of the shares subject to such options on each of the first, second and third anniversaries of its date, subject to earlier vesting as provided in the LTIP.

        Section 2.04. Term. Employment hereunder shall commence on the Commencement Date and shall continue through December 31, 2002. Notwithstanding the term of this Agreement, the actual period of Executive's employment hereunder shall be referred to as the "Employment Period."

        Section 2.05. Other Employee Benefits. The Executive shall be entitled to participate in all employee benefit plans and to receive other fringe benefits as are from time to time made generally available to Vice Presidents of the Company; (including, commencing January 1, 2000, any severance plans or policies which may be in effect from time to time). As of the date hereof, such plans include a 401(k) plan, an automobile allowance program, an executive universal life insurance program, an executive long-term disability plan and a supplemental executive health plan. In addition, the Executive shall be entitled to take time off for vacation or illness in accordance with the Company's policies with respect thereto established from time to time with respect to its senior management. Executive shall have 3 weeks of vacation each year.

        Section 2.06. Expense Reimbursements. The Company shall reimburse the Executive for all proper expenses incurred by him in the performance of his duties hereunder in accordance with the policies and procedures established by the Board.

                                ARTICLE III
                         Termination of Employment

        Section 3.01. Termination. This Agreement, and Executive's employment hereunder, may be terminated under the following circumstances:

        (A)  By the Company at any time for Cause.

        (B) By the Executive at any time on or prior to December 31, 1999 for any reason.

        (C) By the Executive at any time on or after January 1, 2000 for any reason.

        (D) By the Company at any time for any reason on or after January 1, 2000.

        (E)  Upon the death or Incapacity of Executive.

   In the event of a termination under Subsection (A) or (B) of this
   Section 3.01, Executive shall be entitled to receive any earned but unpaid compensation under Sections 2.01 and 2.02 hereof, and any unreimbursed expenses under Section 2.06. In either such event, Executive shall forfeit any right to his portion of the "Earn-Out" payable under Sections 2.1(b) or 2.1(c) of the Stock Purchase
   Agreement.   In the event of a termination under Subsection (C), (D)
   or (E) of this Section 3.01, Executive shall be entitled to receive any earned but unpaid compensation under Sections 2.01 and 2.02 hereof, and any unreimbursed expenses under Section 2.06, and shall thereafter be paid any portions of any "Earn-Out" payable to Executive under Sections 2.1(b) and 2.1(c) of the Stock Purchase Agreement which are earned under such Sections.

        Section 3.02. Death or Incapacity. In the event of the death of the Executive during the Employment Period, his Designated
   Successors (as hereinafter defined) shall be entitled to receive any amounts payable under Section 3.01 hereof.

        Section 3.03. Definitions of Terms. "Cause" shall mean embezzlement or misappropriation of corporate funds, other significant act of dishonesty or illegality, misconduct resulting in harm to the Company, material breach of the covenants contained in Articles IV and V of this Agreement, or willful refusal to perform or disregard of the duties properly assigned pursuant to Article I. Notwithstanding the foregoing, through December 31, 1999 (the final measurement date for the Earn-Out provisions contained in Sections 2.1(b) and (c) of the Stock Purchase Agreement), the Executive shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire Board of Directors of the Company called and held for the purpose (after reasonable notice to the Executive and an opportunity for the Executive, together with his counsel, to be heard before the Board), finding that in the good faith opinion of the Board, the Executive engaged in the conduct set forth above in this section 3.03 and specifying the particulars thereof in reasonable detail. "Designated Successors" of Executive shall mean the executors, administrators or other legal representatives of Executive (in such order of priority) as the Executive may have designated in a written instrument filed with the Secretary of the Company. "Incapacity" shall mean such physical or mental condition of the Executive as is expected to continue indefinitely and which renders the Executive incapable or performing any substantial portion of the duties contemplated hereby.

                                ARTICLE IV

      Trade Secrets, Proprietary Information and Return of Materials

        Section 4.01. Trade Secrets. Executive acknowledges that, by reason of Executive's duties, Executive will have access to and become informed of proprietary, non-public information relating to the Company as well as other confidential business and technical information and trade secrets ("Proprietary Information"), including, without limitation, the following:

        (a) With respect to the Company and its affiliates, (i) service specifications, schematics, designs, procedures, practices, testing methods, concepts for new or improved services and other service data; (ii) sources of supply and potential sources of supply, for equipment, components, products and services; (iii) all technical information relating to equipment, components, products and services; (iv) customer information, such as customer lists, purchasing and servicing habits and credit information; (v) cost and pricing information; (vi) selling and marketing information, such as selling methods, strategies and plans; (vii) corporate planning data; (viii) training and recruiting methods and materials; (ix) financial results and business conditions; and (x) any information that otherwise may be defined as "trade secret" under the Uniform Trade Secrets Act; and

        (b) With respect to any other person or entity, any of the foregoing types of information which belong to such person or entity but to which Executive has had access by reason of his employment with the Company (including, without limitation, information delivered to the Company or to any of its affiliates in confidence by persons or entities for whom the Company is performing services).

        Section 4.02. Ownership of Company Proprietary Information. Executive specifically acknowledges (a) that all of the Proprietary Information set forth in Section 4.01(a) of this Agreement, whether reduced to writing, maintained on any form of electronic media, or maintained in the mind or memory of Executive, and whether compiled by the Company or Executive, derives independent economic value from not being readily known to or ascertainable by proper means by others who can obtain economic value from the disclosure or use of such Proprietary Information, or any part of it; (b) that reasonable efforts have been and will be taken by the Company and Executive to maintain the secrecy of such Proprietary Information; (c) that such Proprietary Information is the sole property of the Company, (d) that any retention in violation of Section 4.04 of this Agreement or use of such Proprietary Information during or after the Employment Period (except in the course of the performance of Executive's duties under the terms of this Agreement) shall constitute a misappropriation of the trade secrets of the Company.

        Section 4.03. Non-disclosure of Trade Secrets. Executive will keep in strict confidence and will not, directly or indirectly, at any time during or after Executive's employment by the Company, disclose, furnish, disseminate, make available or use (except in the course of the performance of Executive's duties under the terms of this Agreement) any of the Proprietary Information.

        Section 4.04 Return of Documents and Records. Executive agrees that upon termination of Executive's employment with the Company, for any reason, or expiration of the Employment Period (unless Executive remains employed by the Company), Executive shall return to the Company, in good condition, all property of the Company, including, without limitation, any document or record (including, without limitation, computerized records) containing any Proprietary Information, and Executive shall promptly deliver to the Company all documents and records (including, without limitation, computerized records) of the Company in Executive's possession, custody or control. If such items are not so returned, the Company will have the right to charge Executive for all reasonable damages, costs, attorneys' fees and other expenses incurred in searching for, taking and/or recovering such property.

                                 ARTICLE V

                           Restrictive Covenants

        Section 5.01. During Employment Period. Executive expressly agrees that, in view of the fact that this Agreement is ancillary to the sale of a business, that during the Employment Period , except with the prior written consent of the Board, the Executive will not

        (a) enter into or engage in any business which competes with the business of the Company; or

        (b) solicit customers, business, patronage or orders for, or sell, any products or services in competition with, or for any business that competes with, the business of the Company; or

        (c) divert, entice, or take away any customers, business, patronage or orders of the Company; or

        (d) promote or assist, financially or otherwise, any person, firm, association, partnership, corporation or other entity engaged in any business which competes with the business of the Company.

        Section 5.02. After Employment Period. For a period of two years after the Employment Period, Executive will not:

        (a) enter into or engage in any business which competes with the Company's business within the Restricted Territory (as defined in Section 5.04(c); or

        (b) solicit customers, business, patronage or orders for, or sell, any products or services in competition with, or for any business, wherever located, that competes with, the Company's business within the Restricted Territory; or

        (c) divert, entice or otherwise take away any customers, business, patronage or orders of the Company within the Restricted Territory; or

        (d) promote or assist, financially or otherwise, any person, firm, association, partnership, corporation or other entity engaged in any business which competes with the Company's business within the Restricted Territory.

        Section 5.03.  Related Parties.  For the purposes of Sections
   5.01 and 5.02, inclusive, but without limitation thereof, Executive will be in violation thereof if he engages in any or all of the activities set forth therein directly as an individual on his own account, or indirectly as a partner, joint venturer, employee, agent, salesperson, consultant, officer and/or director of any firm, association, partnership, corporation or other entity, or as a stockholder of any corporation in which Executive or Executive's spouse, child or parent owns, directly or indirectly, individually or in the aggregate, more than one percent of the outstanding stock (except for the ownership of less than 5% of the outstanding capital stock of any publicly traded company).

        Section 5.04. Certain Definitions. (a) For the purposes of this Agreement, the term "Company" shall include any and all direct and indirect subsidiaries, divisions or business units of the Company for which Executive worked or had responsibility at the time of termination of his employment and at any time during the two-year period prior to such termination, including, without limitation, PS.

        (b) For purposes of Sections 5.01 and 5.02, inclusive, the Company's business is defined to be the sale of equipment and consumable products used in the creation, preparation and production of printed materials by advertising agencies, service bureaus, public relations firms and commercial and in-plant printers, including, without limitation, films, inks, plates, rubber rollers, cleaning solutions and cotton pads, as well as equipment and software products such as digital platesetters, imagesetters, prepress equipment, presses, folders and cutters, and the provision of related services described in any and all marketing materials as the same may be altered, amended, supplemented or otherwise changed from time to time or the sale of other products or the provision of other services by the Company substantially similar to any such described products and services.

        (c) For the purposes of Section 5.02, the Restricted Territory shall be defined as and limited to:

        (i) the geographic area(s) within a one-hundred mile radius of any and all Company location(s) in, to or for which Executive worked, was assigned or had any responsibility (either direct or supervisory) at the time of termination of his employment and at any time during the Employment Period; and

        (ii) all of the specific customer accounts, whether within or outside of the geographic area described in (i) above, with which Executive had any contact or for which Executive had any responsibility (either direct or supervisory) at the time of termination of his employment and at any time during the Employment Period.

        Section 5.05. Extension of Period. If it shall be judicially determined that Executive has violated any of his obligations under
   Section 5.02, then the period applicable to each obligation that Executive shall have been determined to have violated shall automatically be extended by a period of time equal in length to the period during which such violation(s) occurred.

   Section 5.06 Adequate Consideration. Executive acknowledges that his obligations under this Agreement are reasonable in the context of the nature of the Company's business and the competitive injuries likely to be sustained by the company if Executive were to violate such obligations. Executive further acknowledges that this Agreement is made in consideration of, and is adequately supported by, the sale of the PS business and the agreement of the Company to employ or to grant compensation or benefits to the Executive pursuant to the terms of this Agreement, which Executive acknowledges constitutes new and/or good, valuable and sufficient consideration.

        Section 5.07. Covenant Not to Solicit. Executive will not directly or indirectly at any time solicit or induce or attempt to solicit or induce any employee(s) or any sales representative(s), agent(s) or consultant(s) of the Company to terminate their employment, representation or other association with the Company.

        Section 5.08 Communication of Contents of Agreement. During the Employment Period and during any additional period in which the covenants contained in Sections 5.01 and 5.02 of this Agreement remain in effect, Executive will communicate the contents of this Agreement to any person, firm, association, partnership, corporation or other eneity which he intends to represent, be employed by, be associated with, and which is engaged in a business that competes with the business of the Company.

                                ARTICLE VI

                                 Remedies

   In the event of any breach by Executive of the provisions of Article IV or V of this Agreement, the parties hereby recognize and acknowledge that a remedy at law may be inadequate, and the Company may suffer irreparable injury. Accordingly, Executive consents to injunctive and other appropriate equitable relief upon the institution of appropriate proceedings by the Company in order to protect the rights of the Company under Articles IV and V of this Agreement. Such relief will be in addition to any other relief to which the Company may be entitled at law or in equity. Resort to any remedy provided for under this Article VI or provided for by law will not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies, or preclude the recovery by the Company of monetary damages.

                                ARTICLE VII
                               Miscellaneous

        Section 7.01. Notices. Any notice or request required or permitted to be given hereunder shall be sufficient if in writing and delivered personally or sent by registered mail, postage prepaid and return receipt requested, as follows: if to the Executive, to his address as set forth in the records of the Company, and if to the Company, to its address hereinabove set forth, or to any other address designated by either party by notice similarly given. Such notice shall be deemed to have been given upon the receipt thereof.

        Section 7.02.  Arbitration; Enforcement Expenses.


             (A) Any controversy or claim arising out of this Agreement, or breach thereof, except any claim or breach under Articles IV or V hereof shall be settled by arbitration in the Chicago metropolitan area in accordance with the laws of the State of Illinois by three disinterested arbitrators, one of whom shall be appointed by the Company, one by the Executive, and the third of whom shall be appointed by the first two arbitrators. If the third arbitrator cannot be agreed upon, the third arbitrator shall be appointed by the Chief Administrator of the Chicago office of the American Arbitration Association. The arbitration shall be conducted in accordance with the rules of the American Arbitration Association, except with respect to the selection of arbitrators. The arbitrators' determination shall be final and binding upon all parties and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

             (B) The Company shall pay to the Executive all reasonable out-of-pocket expenses, including reasonable attorneys' fees, court costs and arbitration costs, incurred by the Executive in connection with any arbitration proceeding referred to in subsection (A) above brought by Executive to enforce his rights under this Agreement if Executive is the prevailing party in such proceeding.

        Section 7.03. Assignment and Succession. The rights and obligations of the Company under this Agreement shall inure to the benefit of and be binding upon its successors and assigns, and the Executive's rights and obligations hereunder shall inure to the benefit of and be binding upon his Designated Successors.

        Section 7.04. Headings. The Article, Section paragraph and subparagraph headings are for convenience of reference only and shall not define or limit the provisions hereof.

        Section 7.05. Applicable Law. this Agreement shall at all times be governed by and construed, interpreted and enforced in accordance with the laws of the State of Illinois.

        Section 7.06. Entire Agreement. This Agreement represents the entire agreement among the parties hereto with respect to the employment of the Executive, except as specifically provided herein, and supersedes all previous agreements, policies and understandings between the Executive and the Company with respect to Executive's employment.

        IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by its duly authorized officer and the Executive has signed this Agreement as of the day and year first above written.
                            MULTIGRAPHICS, INC.

                            /s/ Thomas D. Rooney, President and CEO

                            EXECUTIVE

                            /s/ Raymond T. Leach